TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------| |--------------------------------------

INVESTMENT ADVISER
(OF BALANCED PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

--------------------------------------| |--------------------------------------

SHAREHOLDER SERVICING AGENTS

(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/BL/A/97                             Printed on Recycled Paper [recycle logo]

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.


LANDMARK
BALANCED FUND

ANNUAL
REPORT

December 31, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

    The positive economic influences that drove the stock and bond markets higher during the first half of 1997 also produced market rallies during the second half of the year. The U.S. economy continues to enjoy the effects of low rates of inflation, moderate economic growth and high levels of employment. The U.S. stock market continued to hit new highs over the summer, but experienced a significant correction in late October in the wake of bad news from the emerging economies of Southeast Asia. Bond prices, on the other hand, rose relatively steadily as the low-inflation environment helped bring long-term interest rates to their lowest levels in years.

    In this environment, the Fund's investment adviser, Citibank, N.A., continued to manage the Landmark Balanced Fund with the goal of achieving its investment objectives: to earn high current income by investing in a broad range of securities, to preserve capital and to provide growth potential with reduced risk. Through its investment in Balanced Portfolio, the Fund invests in a broadly diversified portfolio of income-producing securities, including common and preferred stocks and bonds.

    This report reviews the Portfolio's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. stock and bond markets.

    Effective January 14, 1998, portfolio management of the equity portion of the Portfolio was assumed by Barbara Marcin, a Citibank Vice President and portfolio manager with over 10 years of investment management experience. Ms. Marcin will manage these assets using a value oriented approach, investing primarily in the securities of companies that may, in the opinion of the Adviser, be temporarily out of favor but have good longer term business prospects. Although past performance is not indicative of future results, we believe that this style change is in the best interests of shareholders based on our analysis of the performance of large capitalization equity stocks which indicates that value stocks have historically been less volatile and have paid higher dividends than growth stocks. We believe that the value management style is consistent with the profile of a balanced fund investor.

    Additionally, effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM Balanced Portfolio. You will receive an updated prospectus reflecting the Fund's new management style and name shortly.

    On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President

January 20, 1998

Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested

TABLE OF CONTENTS

1        A Letter to Our Shareholders
-------------------------------------------------------------------------------
2        Market Environment
         Fund Snapshot
-------------------------------------------------------------------------------
3        Portfolio Managers
         Quotes from the Portfolio Managers
-------------------------------------------------------------------------------
4        The Portfolio Managers Respond
         Strategy and Outlook
-------------------------------------------------------------------------------
5        Balanced Portfolio by the Numbers
-------------------------------------------------------------------------------
6        Fund Data
         Performance Highlights

LANDMARK BALANCED FUND
-------------------------------------------------------------------------------
7        Statement of Assets and Liabilities
-------------------------------------------------------------------------------
8        Statement of Operations
-------------------------------------------------------------------------------
9        Statement of Changes in Net Assets
-------------------------------------------------------------------------------
10       Financial Highlights
-------------------------------------------------------------------------------
11       Notes to Financial Statements
-------------------------------------------------------------------------------
13       Independent Auditors' Report
-------------------------------------------------------------------------------

BALANCED PORTFOLIO
-------------------------------------------------------------------------------
14       Portfolio of Investments
-------------------------------------------------------------------------------
17       Statement of Assets and Liabilities
-------------------------------------------------------------------------------
18       Statement of Operations
-------------------------------------------------------------------------------
19       Statement of Changes in Net Assets
         Financial Highlights
-------------------------------------------------------------------------------
20       Notes to Financial Statements
-------------------------------------------------------------------------------
23       Independent Auditors' Report
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MARKET ENVIRONMENT

    The forces that have driven the U.S. stock and bond markets higher over the past two years continued to prevail during 1997. Yet, volatility in the financial markets has been increasing, with the markets reacting to each new release of global economic data as well as to statements by the Chairman of the U.S. Federal Reserve Board.

    While the U.S. stock market continued its spectacular climb, the rally was interrupted several times during the course of 1997. In April, concerns about the strength of the U.S. economy and its influence on inflationary pressures caused a correction of nearly 10% in large-capitalization stocks. Stocks quickly retraced their losses, however, when it became clear that the economy's growth was not creating undue inflationary pressures. In late October, the stock market experienced a decline of more than 10%, largely in response to financial concerns and market declines in Asia. The sharp decline and subsequent recovery was perhaps the most glaring evidence of the market's propensity for short-term volatility on the way to long-term gains.

    Bonds, on the other hand, experienced less volatility in the second half of the year than in the first. The possibility of slower economic growth in 1998, expected in part because of the economic crisis in Asia, made fixed-income investors comfortable that inflation will remain low and the Federal Reserve will see no need to raise short-term interest rates anytime soon.

--------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 12/31/97
$226.8 million

FUND OBJECTIVE
To earn high current income by investing in a broad range of securities, to preserve capital and to provide growth potential with reduced risk.

DIVIDENDS
Paid quarterly, if any

CAPITAL GAINS
Distributed semi-annually, if any

BENCHMARKS
o Standard & Poor's Barra Growth Index
o Lehman Government/Corporate Bond Index
o Lipper Balanced Funds Average

INVESTMENT ADVISER,
BALANCED PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

BARBARA G. MARCIN
Vice President, Citibank, N.A.

MARK LINDBLOOM
Vice President, Citibank, N.A.

Barbara G. Marcin and Mark Lindbloom are the managers of the Fund. Ms. Marcin, a Senior Portfolio Manager responsible for managing over $730 million in U.S. equity and balanced accounts for individuals, has managed the equity portion of the portfolio since January 1998. She is a member of Citibank's Global Investment Committee. Ms. Marcin has over ten years of investment experience. Prior to joining Citibank as a Vice President and portfolio manager in 1993, she was a Vice President and portfolio manager at Fiduciary Trust Company International. She previously worked for three years in the Personal Financial Management Group at E.F. Hutton. Mr. Lindbloom, a Vice President of Citibank, N.A. and a portfolio manager, has managed the fixed income portion of the portfolio since June 1993. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGERS

"Despite relatively strong economic growth, inflation remained low, fueling further rallies in stocks and bonds."

"The stock portion of the Portfolio was overweighted in high-quality financial and retail stocks, and we avoided utilities and the more erratic sub-sectors within the technology industry."

"The bond portion of the Portfolio benefitted from our sector rotation strategy, which favored corporate bonds and mortgage-backed securities for most of the year."

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGERS RESPOND

    The stock market's leadership shifted during 1997 from large, multi-national companies to businesses that derive most of their revenues from domestic sources. This change was caused primarily by concerns over the effects of a strong U.S. dollar on overseas earnings. While we have continued to maintain many of our positions in well-known, global business leaders, we sold some stocks that were not as attractive fundamentally as when we purchased them. We shifted those assets to sectors with strong, visible earnings prospects. For example, we increased our holdings in financial stocks, such as banks, which benefitted from the combination of declining interest rates and active financial markets. The Portfolio also profited from its holdings in the retail industry, where we focused on specialty retailers with strong managements and rising market shares.

    In the bond market, we increased the Portfolio's average duration, a measure of sensitivity to interest rates, in order to take advantage of declining long-term interest rates. By keeping the average duration relatively long, we were able to hold higher yielding securities for as long as possible. For most of the year, the bond portion of the Portfolio focused on mortgage-backed securities and investment-grade corporate bonds because of the incrementally higher yields they offered compared to U.S. Treasury securities. Later in the year, however, we shifted some assets to U.S. Treasury securities to take advantage of a market-sector rally caused partly by increased demand from overseas investors seeking very high-quality investments in the aftermath of the Asian crisis.

--------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

    We see no signs that positive economic conditions in the U.S. will end soon. Although we expect the rate of economic growth to slow modestly, we see little likelihood of a recession. As long as inflation remains low, as we expect, favorable economic conditions should continue to prevail.

    Nevertheless, we are cautious regarding the U.S. stock market, especially after three consecutive years of stellar returns. Going forward, we will focus on companies that are selling at good valuations relative to their longer term ability to generate cash flow and earnings. With this approach we look for companies which sell at low price to earnings, sales and cash flow ratios because they may be temporarily out of favor, but which we believe have good longer term prospects.

    We are more optimistic about bonds, however. Lower interest rates and low inflation should continue to support bond prices. Yet, we believe that certain areas of the bond market will perform better than others in 1998. Currently, we favor U.S. Treasury bonds and notes, which should continue to benefit from strong demand and lower supply. We are concerned, however, about the near-term prospects of mortgage-backed securities. Lower interest rates could increase prepayment activity above expected levels, which would return principal early to mortgage-backed bondholders.

    Table of Contents A Letter to Our Shareholders Market Environment Fund Snapshot Portfolio Managers Quotes from the Portfolio Managers The Portfolio Managers Respond Strategy and Outlook Balanced Portfolio by the Numbers Fund Data Performance Highlights

    Landmark Balanced Fund Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements Independent Auditors' Report Balanced Portfolio Portfolio of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements Independent Auditors' Report

Balanced Portfolio
--------------------------------------------------------------------------------
BY THE NUMBERS

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of December 31, 1997)
                                                                       % OF
NAME                                       INDUSTRY SECTOR           NET ASSETS

General Electric Co.                   Producer Manufacturing          3.4%
Merck & Co.                          Health Services/Technology        2.3%
Coca-Cola Co.                           Consumer Non-Durables          2.2%
Pfizer Inc.                          Health Services/Technology        2.1%
Wal Mart Stores Inc.                        Retail Trade               1.9%
Home Depot                                  Retail Trade               1.8%
Ameritech Corp.                      Health Services/Technology        1.7%
Procter & Gamble Co.                    Consumer Non-Durables          1.5%
Federal National Mortgage Association          Finance                 1.5%
Gillette Co.                            Consumer Non-Durables          1.5%

                     CHANGES IN PORTFOLIO ASSET ALLOCATION

    Portfolio of Investments
        as of 12/31/97                            . . .Compared to 12/31/96

CASH/SHORT TERM/OTHER           1%           CASH/SHORT TERM/OTHER           3%
STOCKS                         61%           STOCKS                         49%
TREASURIES                     19%           TREASURIES                     20%
OTHER BONDS                    19%           OTHER BONDS                    22%

--------------------------------------------------------------------------------
FUND DATA All Periods Ended December 31, 1997

                                                          Total Returns
                                                    ----------------------------
                                                                        Since
                                                      One      Five    10/19/90
                                                     Year     Years*  Inception*
                                                    ------   ------   ----------
Landmark Balanced Fund without Sales Charge ...     20.85%    11.12%    13.49%
Lipper Balanced Funds Average .................     19.00%    13.20%    14.27%+
S&P Barra Growth Index ........................     36.38%    19.62%    20.90%+
Lehman Government/Corporate Bond Index ........      9.76%     7.61%     9.32%+
Landmark Balanced Fund with Maximum
  Sales Charge of 4.75% .......................     15.11%    10.05%    12.73%

* Average Annual Total Return.
+ From 10/31/90

30-Day SEC Yield                     2.17%
Income Dividends Per Share          $0.421
Capital Gain Distribution           $2.566

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $23,709 with sales charge (as of December 31, 1997). The graph shows how the Fund compares to our benchmarks for the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                        Lndmk
            Lndmk       Balanced
            Balanced    Fund -      Lipper      S&P Barra   Lehman
            Fund -      Without     Balanced    Growth      Government/Corporate
            With Sales  Sales       Funds       Index       Bond Index
            Charge      Charge      Average     (unmanaged) (unmanaged)
10/31/90     9,826       9,359      10,000      10,000      10,000
11/30/90    10,369       9,877      10,435      10,604      10,218
12/31/90    10,609      10,106      10,677      10,941      10,372
01/31/91    11,105      10,578      11,034      11,396      10,488
02/28/91    11,673      11,119      11,520      12,280      10,579
03/31/91    11,816      11,255      11,724      12,744      10,652
04/30/91    11,827      11,265      11,752      12,720      10,774
05/31/91    12,264      11,681      12,098      13,200      10,824
06/30/91    11,837      11,275      11,725      12,649      10,812
07/31/91    12,403      11,814      12,122      13,325      10,947
08/31/91    12,886      12,274      12,433      13,754      11,199
09/30/91    12,713      12,109      12,449      13,453      11,433
10/31/91    12,945      12,330      12,632      13,617      11,535
11/30/91    12,723      12,119      12,353      13,270      11,650
12/31/91    13,751      13,098      13,357      15,140      12,042
01/31/92    13,496      12,855      13,241      14,608      11,864
02/29/92    13,698      13,048      13,400      14,695      11,927
03/31/92    13,530      12,887      13,202      14,354      11,862
04/30/92    13,583      12,938      13,322      14,506      11,933
05/31/92    13,658      13,009      13,460      14,619      12,164
06/30/92    13,417      12,780      13,315      14,316      12,342
07/31/92    13,868      13,210      13,712      14,962      12,658
08/31/92    13,664      13,015      13,582      14,790      12,770
09/30/92    13,910      13,249      13,753      14,964      12,945
10/31/92    14,115      13,445      13,754      15,189      12,747
11/30/92    14,569      13,877      14,094      15,803      12,737
12/31/92    14,690      13,992      14,355      15,907      12,955
01/31/93    14,798      14,095      14,548      15,735      13,237
02/28/93    14,776      14,075      14,644      15,608      13,513
03/31/93    15,288      14,562      14,920      15,828      13,559
04/30/93    15,091      14,375      14,736      15,098      13,663
05/31/93    15,331      14,603      14,978      15,636      13,656
06/30/93    15,326      14,598      15,146      15,503      13,966
07/31/93    15,206      14,484      15,170      15,183      14,056
08/31/93    15,688      14,943      15,628      15,737      14,379
09/30/93    15,677      14,933      15,681      15,497      14,429
10/31/93    15,809      15,059      15,822      16,073      14,488
11/30/93    15,644      14,901      15,591      16,062      14,325
12/31/93    15,935      15,178      15,867      16,174      14,388
01/31/94    16,282      15,509      16,253      16,520      14,603
02/28/94    15,958      15,200      15,934      16,225      14,285
03/31/94    15,350      14,621      15,348      15,475      13,935
04/30/94    15,440      14,707      15,377      15,545      13,819
05/31/94    15,643      14,899      15,449      15,798      13,795
06/30/94    15,282      14,556      15,167      15,462      13,763
07/31/94    15,702      14,957      15,509      15,955      14,038
08/31/94    16,020      15,259      15,906      16,807      14,044
09/30/94    15,590      14,849      15,618      16,567      13,832
10/31/94    15,818      15,067      15,711      16,953      13,816
11/30/94    15,430      14,697      15,324      16,397      13,792
12/31/94    15,607      14,866      15,453      16,680      13,883
01/31/95    15,804      15,053      15,644      17,094      14,149
02/28/95    16,300      15,526      16,115      17,761      14,477
03/31/95    16,602      15,813      16,391      18,318      14,574
04/30/95    16,811      16,012      16,691      18,794      14,778
05/31/95    17,450      16,621      17,228      19,467      15,398
06/30/95    17,624      16,787      17,550      20,213      15,521
07/31/95    17,847      16,999      17,954      20,858      15,460
08/31/95    17,835      16,988      18,109      20,789      15,658
09/30/95    18,233      17,367      18,512      21,816      15,818
10/31/95    18,256      17,389      18,468      21,990      16,050
11/30/95    18,892      17,995      19,033      22,782      16,315
12/31/95    19,144      18,235      19,292      23,039      16,555
01/31/96    19,474      18,549      19,639      23,920      16,658
02/29/96    19,291      18,374      19,710      24,137      16,305
03/31/96    19,339      18,421      19,787      24,036      16,168
04/30/96    19,327      18,409      19,992      24,505      16,056
05/31/96    19,511      18,584      20,238      25,406      16,029
06/30/96    19,746      18,808      20,259      25,724      16,242
07/31/96    19,190      18,279      19,706      24,538      16,279
08/31/96    19,400      18,479      20,064      24,901      16,239
09/30/96    20,130      19,174      20,807      26,629      16,528
10/31/96    20,304      19,340      21,194      27,207      16,913
11/30/96    21,025      20,026      22,141      29,240      17,224
12/31/96    20,597      19,619      21,908      28,564      17,033
01/31/97    21,270      20,260      22,509      30,801      17,053
02/28/97    21,204      20,197      22,536      31,059      17,089
03/31/97    20,449      19,478      21,909      29,585      16,886
04/30/97    21,563      20,539      22,507      31,972      17,132
05/31/97    22,226      21,170      23,462      33,868      17,292
06/30/97    22,973      21,882      24,144      35,585      17,499
07/31/97    24,168      23,020      25,497      38,404      18,034
08/31/97    23,014      21,921      24,831      35,850      17,832
09/30/97    23,823      22,692      25,762      37,678      18,112
10/31/97    23,727      22,600      25,319      36,544      18,402
11/30/97    24,569      23,402      25,694      38,528      18,500
12/31/97    24,891      23,709      26,030      39,002      18,694


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

Landmark Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:

Investment in Balanced Portfolio, at value (Note 1A) ......        $227,156,044
Receivable for shares of beneficial interest sold .........              16,450
                                                                   ------------
 Total assets .............................................         227,172,494
                                                                   ------------
LIABILITIES:

Payable for shares of beneficial interest repurchased .....             294,510
Payable to affiliates--Shareholder servicing agents'
  fees (Note 2B) ..........................................              47,746
Accrued expenses and other liabilities ....................              39,775
                                                                   ------------
 Total liabilities  .......................................             382,031

NET ASSETS for 14,376,665 shares of beneficial
  interest outstanding ....................................        $226,790,463
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital  ..........................................         191,718,429

Unrealized appreciation of investments ....................          28,827,866
Accumulated net realized gain .............................           6,238,071
Undistributed net investment income .......................               6,097
                                                                   ------------
 Total ....................................................        $226,790,463
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST  ....................................              $15.77
                                                                         ======
COMPUTATION OF OFFERING PRICE:

Maximum Offering Price per share based on a 4.75%
  sales charge ($15.77/.9525) .............................              $16.56
                                                                         ======

See notes to financial statements

Landmark Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME (Note 1B):

Interest Income from Balanced Portfolio ..........                   $6,477,462
Dividend Income from Balanced Portfolio ..........                    1,418,751

Allocated Expenses from Balanced Portfolio .......                   (1,257,376)         $ 6,638,837
                                                                                         -----------
EXPENSES:

Shareholder Servicing Agents' fees (Note 2B) .....                      570,130
Administrative fees (Note 2A) ....................                      570,130
Distribution fees (Note 3) .......................                      342,078
Expense fees (Note 6) ............................                       46,215
                                                                     ----------
 Total expenses ..................................                    1,528,553

Less aggregate amount waived by Administrator and
  Distributor (Note 2A and 3) ....................                     (456,711)
                                                                     ----------
 Net expenses ....................................                                         1,071,842
                                                                                         -----------
 Net investment income ...........................                                         5,566,995
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  BALANCED PORTFOLIO:
Net realized gain ................................                                        31,219,711

Net change in unrealized appreciation (depreciation)                                       6,454,406
                                                                                         -----------
 Net realized and unrealized gain from Balanced Portfolio                                 37,674,117
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $43,241,112
                                                                                         ===========

See notes to financial statements

Landmark Balanced Fund
--------------------------------------------------------------------------------
Statement Of Changes In Net Assets

                                                                         Year Ended December 31,
                                                                     --------------------------------
                                                                         1997                1996
                                                                     ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ............................                   $  5,566,995        $  7,205,234
                                                                     ------------        ------------
Net realized gain ................................                     31,219,711          17,519,270
Net change in unrealized appreciation (depreciation)                    6,454,406          (7,483,373)
                                                                     ------------        ------------
 Net increase in net assets resulting from operations                  43,241,112          17,241,131
                                                                     ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ............................                     (5,565,112)         (7,201,020)
Net realized gain ................................                    (32,774,535)        (10,892,398)
                                                                     ------------        ------------
 Decrease in net assets from distributions to
  shareholders ...................................                    (38,339,647)        (18,093,418)
                                                                     ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares .................                      1,958,850           6,705,252
Net asset value of shares issued to shareholders
 from reinvestment of distributions ..............                     38,314,267          18,086,460
Cost of shares repurchased .......................                    (48,766,609)        (39,558,540)
                                                                     ------------        ------------
 Net decrease in net assets from transactions in
   shares of beneficial interest .................                     (8,493,492)        (14,766,828)
                                                                     ------------        ------------
NET DECREASE IN NET ASSETS .......................                     (3,592,027)        (15,619,115)
NET ASSETS:
Beginning of period ..............................                    230,382,490         246,001,605
                                                                     ------------        ------------
End of period (including undistributed net investment
 income of $6,097 and $4,214, respectively) ......                   $226,790,463        $230,382,490
                                                                     ============        ============

See notes to financial statements

Landmark Balanced Fund
Financial Highlights

                                                                         Year Ended December 31,
                                                      ---------------------------------------------------------------
                                              1997            1996               1995                1994+               1993+
                                            --------        --------            --------            --------            --------
Net Asset Value, beginning of period ....   $  15.61        $  15.71            $  13.52            $  14.24            $  13.54
                                            --------        --------            --------            --------            --------
Income From Operations:
Net investment income ...................      0.421           0.497               0.486               0.399               0.336**
Net realized and unrealized gain (loss) .      2.726           0.680               2.540              (0.695)              0.803**
                                            --------        --------            --------            --------            --------
 Total from operations ..................      3.147           1.177               3.026              (0.296)              1.139
                                            --------        --------            --------            --------            --------
Less Distributions From:
 Net investment income ..................     (0.421)         (0.497)             (0.495)             (0.394)             (0.319)
 Net realized gain ......................     (2.566)         (0.780)             (0.341)             (0.030)             (0.120)
                                            --------        --------            --------            --------            --------
 Total distributions ....................     (2.987)         (1.277)             (0.836)             (0.424)             (0.439)
                                            --------        --------            --------            --------            --------
Net Asset Value, end of period ..........   $  15.77        $  15.61            $  15.71            $  13.52            $  14.24
                                            ========        ========            ========            ========            ========
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)   $226,790        $230,382            $246,002            $227,309            $265,216
Ratio of expenses to average net assets .       1.02%(A)        1.02%(A)            1.02%(A)            1.02%(A)            1.04%
Ratio of net investment income to average
 net assets .............................       2.44%           3.04%               3.21%               2.82%               2.46%
Portfolio turnover (B) ..................         --              --                  --                  29%                101%
Total return ............................      20.85%           7.59%              22.66%              (2.06)%              8.48%

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

Net investment income ...................   $  0.387        $  0.464            $  0.463            $  0.378            $  0.310**
Ratios:
Expenses to average net assets ..........       1.22%(A)        1.22%(A)            1.17%(A)            1.17%(A)            1.23%
Net investment income to
 average net assets .....................       2.24%           2.84%               3.06%               2.67%               2.27%

 ** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Balanced Portfolio allocated expenses for the periods indicated.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  + On May 1, 1994 the Fund began investing all of its investable assets in Balanced Portfolio.

See notes to financial statements

Landmark Balanced Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

The Landmark Balanced Fund (the "Fund") is a separate diversified series of Landmark Funds I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Balanced Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc ("CFBDS"), (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objectives of earning high current income, preservation of capital and providing growth potential with reduced risk by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (90.4% at December 31, 1997) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements. The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the Fund reclassified $1,148,430 from paid-in capital to accumulated net realized gain on investments.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $570,130, of which $228,507 was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $570,130 for the year ended December 31, 1997.

(3) DISTRIBUTION FEES

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distributor has voluntarily agreed to waive this fee through December 31, 1997. The distribution fees amounted to $342,078, of which $228,204 was voluntarily waived for the year ended December 31, 1997.

(4) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997 aggregated $1,995,485 and $49,743,713, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31,
                                       -----------------------------------
                                         1997                      1996
                                       ---------                 ---------
Shares sold .......................     118,898                  420,667
Shares issued to share-
  holders from reinvest-
  ment of distribution ............   2,424,021                1,153,025
Shares repurchased ................  (2,924,022)              (2,477,838)
                                     ----------              -----------
Net decrease ......................    (381,103)                (904,146)
                                     ==========              ===========

(6) EXPENSE FEES

CFBDS has entered into an expense agreement with the Fund. CFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay CFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Fund including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis, exceed an agreed upon rate, currently 1.02% of average daily net assets.

(7) SUBSEQUENT EVENT

Effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM Balanced Portfolio and the Trust will change its name to CitiFundsSM Trust I.

Landmark Balanced Fund
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF LANDMARK FUNDS I (THE TRUST) AND THE SHAREHOLDERS OF LANDMARK BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Balanced Fund (the "Fund"), a series of Landmark Funds I, at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 2, 1998

Balanced Portfolio
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1997

ISSUER                                                 SHARES        VALUE
-------------------------------------------------------------------------------
COMMERCIAL SERVICES--0.6%
Interpublic Group, Inc. ......................       31,700      $  1,579,056
                                                                 ------------
CONSUMER DURABLES--0.8%
Leggett & Platt Inc. .........................       47,000         1,968,125
                                                                 ------------
CONSUMER NON-DURABLES--7.0%
Clorox Co. ...................................       34,700         2,743,469
Coca-Cola Co. ................................       81,800         5,449,925
Gillette Co. .................................       37,000         3,716,188
Mattel Inc. ..................................       48,950         1,823,388
Procter & Gamble Co. .........................       48,600         3,878,888
                                                                 ------------
                                                                   17,611,858
                                                                 ------------
CONSUMER SERVICES--5.2%
Carnival Corp. ...............................       61,300         3,394,487
Clear Channel Communications* ................       39,900         3,169,556
Cracker Barrel Old Country Store .............       61,700         2,059,238
Gannett Inc. .................................       46,250         2,858,828
Walt Disney Co. ..............................       15,300         1,515,656
                                                                 ------------
                                                                   12,997,765
                                                                 ------------
ELECTRONICS/TECHNICAL SERVICES--6.1%
Adaptec Inc.* ................................       30,200         1,121,175
Automatic Data Processing ....................       38,900         2,387,487
Cisco Systems Inc.* ..........................       50,400         2,809,800
Computer Association International Inc. ......       51,900         2,744,212
Intel Corp. ..................................       31,600         2,219,900
Parametric Technology Corp.* .................       32,700         1,549,163
Sun Guard Data Systems .......................       81,000         2,511,000
                                                                 ------------
                                                                   15,342,737
                                                                 ------------
FINANCE --8.9%
American International Group Inc. ............       15,900         1,729,125
Chubb Corp. ..................................       31,900         2,412,437
Federal National Mortgage Association ........       66,800         3,811,775
Franklin Resources Inc. ......................       16,000         1,391,000
MGIC Investment Corp. ........................       33,400         2,221,100
Norwest Corp. ................................       53,000         2,047,125
State Street Corp. ...........................       36,600         2,129,663
Travelers Group Inc. .........................       56,999         3,070,821
U.S. Bancorp .................................       14,800         1,656,675
Zions Bancorp ................................       40,200         1,824,075
                                                                 ------------
                                                                   22,293,796
                                                                 ------------
HEALTH SERVICES/TECHNOLOGY--16.2%
Abbott Laboratories ..........................       48,200         3,160,112
Ameritech Corp. ..............................       51,800         4,169,900
Cardinal Health Inc. .........................       30,600         2,298,825
HBO & Co. ....................................       52,000         2,496,000
Health Management Associates* ................       75,650         1,910,163
Johnson & Johnson ............................       51,050         3,362,919
Lilly, Eli & Co. .............................       43,500         3,028,688
Lincare Holdings Inc.* .......................       52,560         2,995,920
Merck & Co. ..................................       54,200         5,758,750
Pfizer Inc. ..................................       69,950         5,215,647
Schering Plough Corp. ........................       49,000         3,044,125
Warner Lambert Co. ...........................       27,000         3,348,000
                                                                 ------------
                                                                   40,789,049
                                                                 ------------
INDUSTRIAL SERVICES--0.5%
Schlumberger Ltd. ............................       17,000         1,368,500
                                                                 ------------
PRODUCER MANUFACTURING--6.1%
Deere & Co. ..................................       27,770         1,619,338
General Electric Co. .........................      116,000         8,511,500
Illinois Tool Works ..........................       50,900         3,060,363
Xerox Corp. ..................................       28,500         2,103,656
                                                                 ------------
                                                                   15,294,857
                                                                 ------------
RETAIL TRADE--8.4%
Bed Bath and Beyond Inc.* ....................       65,200         2,510,200
Consolidated Stores* .........................       45,500         1,999,156
Gap Inc. .....................................       53,850         1,908,309
Home Depot ...................................       77,350         4,553,981
Kohls Corp.* .................................       35,700         2,432,062
Wal Mart Stores Inc. .........................      122,700         4,838,981
Walgreen Co. .................................       88,470         2,775,746
                                                                 ------------
                                                                   21,018,435
                                                                 ------------
TRANSPORTATION--1.0%
Southwest Airlines Co. .......................       99,800         2,457,575
                                                                 ------------
TOTAL COMMON STOCK

 (Identified Cost $125,308,274) ..............                    152,721,753
                                                                 ------------
--------------------------------------------------------------------------------
FIXED INCOME - 38.6%
                                                   PRINCIPAL
                                                    AMOUNT
                                                    -------
ASSET BACKED SECURITIES-2.6%
Aames Mortgage Trust
6.59% due 6/15/24 ............................   $1,040,000      $  1,043,250
California Infrastructure 6.38% due 9/25/08 ..      725,000           732,363
Contimortgage Home Equity Loan 6.87% due 3/15/24  1,040,000         1,051,538
Green Tree Financial Corp. 8.05 % due 10/15/27    3,500,000         3,692,500
                                                                 ------------
                                                                    6,519,651
                                                                 ------------
DOMESTIC CORPORATIONS-2.9%
Associates Corp. N.A. 5.96% due 5/15/37 ......    1,750,000         1,799,648
Atlantic City Electric Co. 7.01% due 8/23/02 .    1,380,000         1,425,126
Equitable Life Assurance 6.95% due 12/01/05 ..    1,375,000         1,404,686
International Business Machines 6.22% due 8/01/27 1,700,000         1,714,178
Liberty Mutual Insurance Co. 8.20% due 5/04/07      830,000           919,848
                                                                 ------------
                                                                    7,263,486
                                                                 ------------
MORTGAGE OBLIGATIONS--13.1%
Collateralized Mortgage Obligations-8.4%
Asset Securitization Corp. Series 95
 7.384% due 8/13/29 ..........................    2,500,000         2,642,578
Asset Securitization Corp. Series 97
 6.85% due 2/14/41 ...........................      600,000           614,531
Federal Home Loan Mortgage Corp. .............
 6.00% due 3/15/09 ...........................    1,156,012         1,105,066
GMAC Commercial Mortgage
 6.83% due 12/15/03 ..........................    2,351,704         2,390,286
 7.22% due 10/15/28 ..........................    1,000,000         1,051,875
GTE North Inc. ...............................
 6.40% due 2/05/15 ...........................      665,000           666,024
Independent National Mortgage Corp. ..........
 7.50% due 9/25/14 ...........................    1,328,719         1,335,774
Lehman Brothers First Union
 6.479% due 11/18/29 .........................      991,563           996,985
 6.65% due 11/18/29 ..........................    2,500,000         2,529,297
Merrill Lynch Mortgage Corp. .................
 6.95% due 6/18/29 ...........................    1,385,213         1,413,783
Morgan Stanley Capital Investment Inc. .......
 6.44% due 1/15/28 ...........................    1,000,000         1,002,969
Nomura Asset Securitization Corp. ............
 8.15% due 4/04/27 ...........................    2,000,000         2,186,875
Residential Asset Securitization Trust
 7.00% due 2/25/08 ...........................    1,218,952         1,225,047
Structured Asset Securities Corp. ............
 6.79% due 10/15/34 ..........................    1,893,138         1,935,142
                                                                 ------------
                                                                   21,096,232
                                                                 ------------
MORTGAGE BACKED SECURITIES/PASSTHROUGHS-1.5%
Federal Home Loan Mortgage Corp. .............
 8.50% due 6/01/01 ...........................       16,458            16,779
 9.50% due 2/01/01 ...........................        9,125             9,471
Federal National Mortgage Association
 7.50% due 10/01/25 ..........................      265,969           272,700
 7.50% due 11/01/25 ..........................    3,360,580         3,445,636
 9.00% due 11/01/01 ..........................       14,584            14,992
                                                                 ------------
                                                                    3,759,578
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-3.2%
Government National Mortgage Association
 5.50% due 4/16/25 ...........................    1,600,000         1,466,000
 7.25% due 10/16/22 ..........................    5,683,639         5,767,074
 8.25% due 7/15/05 ...........................      713,603           739,694
                                                                 ------------
                                                                    7,972,768
                                                                 ------------
Total Mortgage Obligations ...................                     32,828,578
                                                                 ------------
YANKEE BONDS-1.3%
Embotelladora Andina SA 7.00 % due 10/01/07 ..    1,180,000         1,144,022
Interamerica Development Bank 6.95% due 8/01/26   2,000,000         2,169,840
                                                                 ------------
TOTAL YANKEE BONDS ...........................                      3,313,862
                                                                 ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS--18.7%
United States Treasury Bonds-3.3%
 6.625% due 2/15/27 ..........................    6,750,000         7,327,935
 6.375% due 8/15/27 ..........................    1,000,000         1,054,690
                                                                 ------------
                                                                    8,382,625
                                                                 ------------
UNITED STATES TREASURY NOTES-14.7%
 5.875% due 11/15/99 .........................      200,000           200,718
 6.625% due 6/30/01 ..........................    5,850,000         6,011,812
 6.625% due 4/30/02 ..........................    5,500,000         5,680,455
 6.50% due 5/31/02 ...........................    8,500,000         8,748,370
 5.875% due 9/30/02 ..........................    3,000,000         3,016,410
 5.75% due 11/30/02 ..........................    2,100,000         2,101,638
 5.875% due 2/15/04 ..........................    7,000,000         7,061,250
 6.50% due 10/15/06 ..........................    4,000,000         4,188,120
                                                                 ------------
                                                                   37,008,773
                                                                 ------------

United States Agency Obligations-0.7%
Tennessee Valley Authority
 5.88% due 4/01/36 ...........................    1,750,000         1,810,900
                                                                 ------------
TOTAL UNITED STATES
 GOVERNMENT & AGENCY OBLIGATIONS .............                     47,202,298
                                                                 ------------
TOTAL FIXED INCOME
 (Identified Cost $94,448,469)................                     97,127,875
                                                                 ------------
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS -- 1,2%
Aubrey G. Lanston Repurchase Agreement
 6.50% due 1/02/98, proceeds
 at maturity $2,651,957 (collateralized
 by $2,162,000 U.S. Treasury Bonds
 valued at $2,679,191 10.00% due 5/15/10) ....                      2,651,000
U.S. Treasury Bills
 5.13% due 1/22/98 ...........................                        122,632
 5.33% due 2/19/98 ...........................                         94,311
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified Cost $2,867,943) ................                      2,867,943
                                                                 ------------
TOTAL INVESTMENTS
 (Identified Cost $222,624,686) ..............        100.6%      252,717,571
OTHER ASSETS
 LESS LIABILITIES ............................         (0.6)       (1,523,235)
                                                                 ------------
NET ASSETS ...................................        100.0%     $251,194,336
                                                      =====      ============
--------------------------------------------------------------------------------
FUTURES CONTRACTS

Futures contracts which were open at December 31,1997 are as follows:

                              Aggregate
                  Number of   Face Value       Expiration        Unrealized
Contracts         Contracts  of Contracts         Date           Gain/Loss
---------         ---------  ------------      ----------        ----------
U.S. Treasury
 20-year Bond
 (Sell)               15       1,500,000        March 1998        $(4,219)

* Non-income producing

See notes to financial statements

Balanced Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1997

ASSETS:
Investments at value (Note 1A)
  (Identified Cost, $222,624,686) ................                $252,717,571
Cash .............................................                          54
Dividends and interest receivable ................                   1,343,766
Other assets .....................................                       1,012
                                                                  ------------
 Total assets ....................................                 254,062,403
                                                                  ------------
LIABILITIES:
Payable for investments purchased ................                   2,742,347
Payable to affiliates--Investment advisory fees (Note 2)                84,952
Payable for daily variation on futures contracts .                       8,906
Accrued expenses and other liabilities ...........                      31,862
                                                                  ------------
 Total liabilities ...............................                   2,868,067
                                                                  ------------
NET ASSETS .......................................                $251,194,336
                                                                  ============
REPRESENTED BY:
Paid-in capital for beneficial interests .........                $251,194,336
                                                                  ============

See notes to financial statements

Balanced Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest .....................................   $7,063,103
Dividends ....................................    1,548,998
                                                 ----------
Total income .................................                   $  8,612,101
EXPENSES:
Investment advisory fees (Note 2) ............      998,042
Administrative fees (Note 3) .................      124,755
Expense fees (Note 6) ........................      249,497
                                                 ----------
Total expenses ...............................                      1,372,294
                                                                 ------------
Net investment income ........................                      7,239,807
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from investment transactions
  and futures contracts ......................   34,083,761
Unrealized appreciation (depreciation) of
  investments and futures contracts
  Beginning of period ........................   23,092,617
  End of period ..............................   30,088,666
                                                 ----------
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures contracts ..........................                      6,996,049
                                                                 ------------
 Net realized and unrealized gain on
   investments and futures contracts .........                     41,079,810
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .................................                   $ 48,319,617
                                                                 ============
See notes to financial statements

Balanced Portfolio
-----------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1997            1996
                                                                       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..............................................   $   7,239,807    $   8,718,839
Net realized gain from investment transactions and futures contracts      34,083,761       17,739,660
Net change in unrealized appreciation (depreciation) of investments
  and futures contracts ............................................       6,996,049       (7,087,703)
                                                                       -------------    -------------
 Net increase in net assets resulting from operations ..............      48,319,617       19,370,796
                                                                       -------------    -------------
CAPITAL TRANSACTIONS:
Proceeds from contributions ........................................       7,417,240       18,210,247
Value of withdrawals ...............................................     (52,068,589)     (41,573,741)
                                                                       -------------    -------------
 Net decrease in net assets from capital transactions ..............     (44,651,349)     (23,363,494)
                                                                       -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ..............................       3,668,268       (3,992,698)
NET ASSETS:
Beginning of period ................................................     247,526,068      251,518,766
                                                                       -------------    -------------
End of period ......................................................   $ 251,194,336    $ 247,526,068
                                                                       =============    =============

Balanced Portfolio
--------------------------------------------------------------------------------
Financial Highlights

                                                                                                   May 1, 1994
                                                           Year Ended December 31,                (Commencement
                                                       -------------------------------          of Operations) to
                                                         1997        1996        1995          December 31, 1994
                                                       --------    --------    --------         ---------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ..........   $251,194    $247,526    $251,519            $228,948
Ratio of expenses to average net assets ............       0.55%       0.55%       0.53%               0.51%*
Ratio of net investment income to average net assets       2.90%       3.50%       3.69%               3.53%*
Portfolio turnover .................................        134%        241%        210%                105%
Average commission rate per share (A) ..............   $ 0.0617    $ 0.0589         N/A                 N/A

(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
  * Not annualized

See notes to financial statements

Balanced Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Balanced Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A. Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. FUTURES CONTRACTS -- The Portfolios may engage in futures transactions. The Portfolios may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. The underlying value of a futures contract is incorporated within unrealized appreciation/depreciation in the Portfolio of Investments under the caption "Futures Contracts". Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

H. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $998,042 for the year ended December 31, 1997. The investment advisory fees are computed at the annual rate of 0.40% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $124,755 for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $343,925,191 and $360,783,716, respectively, for the year ended December 31, 1997. Purchases and sales of U.S. Government securities aggregated to $89,413,600 and $114,602,631, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $222,718,879
                                                   ============
Gross unrealized appreciation                      $ 31,666,134
Gross unrealized depreciation                        (1,667,442)
                                                   ------------
Net unrealized appreciation                        $ 29,998,692
                                                   ============
(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice. The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.55% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Portfolio was $1,005. Since the line of credit was established, there have been no borrowings.

Balanced Portfolio
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, BALANCED PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Balanced Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1997 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants
Toronto, Ontario
February 2, 1998